EXECUTION VERSION

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of April 18, 2017, is made by and between Function (X), Inc., a Delaware corporation (“Company”), and the holder of the Note (as defined herein) signatory hereto (the “Holder”).

WHEREAS, pursuant to that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of July 8, 2016, by and between the Company and assignor to Holder of $3,000,000 original principal amount of 12% Secured Convertible Promissory Note Due July 8, 2017 (the “Original Note”), the Company and Holder, desire to enter into this Agreement with respect to the Original Note, and in order to enter into the additional agreements of the parties as set forth herein; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holder, and the Holder desires to exchange with the Company, the Original Note for: (A) a new 12% Secured Convertible Promissory Note in the original principal amount of $3,284,000 due June 1, 2017 (the “New Note”), which is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a conversion price of $1.05 per share; and (B) 440 Shares of the Company’s Series F Convertible Preferred Stock, par value $0.001 per shares to be issued to the Holder on June 1, 2017 convertible into (i) 4,400,000 shares of Company Common Stock plus (ii) such additional shares of common stock such that the total number of shares has, at a minimum, the Market Value (as defined in the New Note), (the “Shares”, and collectively with the New Note, the “Exchange Securities”) pursuant to the terms, and subject to the conditions, set forth herein; and

WHEREAS, the Shares shall be issued pursuant to the Certificate of Designation therefore to be filed with the State of Delaware substantially in the form of the Certificate of Designation therefore in the form of Exhibit A annexed hereto.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Holder agree as follows:

1.    Terms of the Exchange. The Company and Holder agree that the Holder will exchange the Note and will relinquish any and all other rights he may have under the Note in exchange for the Exchange Securities, consisting of the New Note substantially in the form of Exhibit B annexed hereto, and the Shares. Holder waives any and all defaults or claimed defaults under the Note occurring prior to the date hereof.

2.    Closing. Upon satisfaction of the conditions set forth herein, a closing shall occur at the principal offices of the Company, or such other location as the parties shall mutually agree. At closing, Holder shall deliver the Original Note to the Company and the Company shall deliver to the Holder the New Note and shall pay to Sichenzia, Ross Ference Kesner LLP, counsel to Holder, the fees and expenses of counsel to Holder in the amount of $10,000. On June 1, 2017, without any further action by the Holder, the Company shall deliver the Shares in accordance with the terms hereof.

a.
Further AssurancesEach party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.    Representations and Warranties of the Holder. The Holder represents and warrants as of the date hereof and as of the closing to the Company as follows:

a.     Authorization; Enforcement. The Holder has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder.  This Agreement has been (or upon delivery will have been) duly executed by the Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.     Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

c.     Information Regarding Holder. Holder is an “accredited investor”, as such term is defined in Rule 501 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Holder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Holder has the authority and is duly and legally qualified to purchase and own the Exchange Securities. Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

d.     Legend. The Holder understands that the Exchange Securities have been issued (or will be issued in the case of the Conversion Shares) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

e.     Removal of Legends. Certificates evidencing the Shares and Common Stock into which the New Notes are convertible (the “Conversion Shares”) shall not be required to contain the legend set forth in Section 4(d) above or any other legend (i) while a registration statement covering the resale of such Shares or Conversion Shares is effective under the Securities Act, (ii) following any sale of such Shares or Conversion Shares pursuant to Rule 144 (as defined herein) (assuming the transferor is not an affiliate of the Company), (iii) if such Shares or Conversion Shares are eligible to be sold, assigned or transferred under Rule 144 and the Holder is not an affiliate of the Company (provided that the Holder provides the Company with reasonable assurances that such Shares and Conversion Shares are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of the Holder’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Shares or Conversion Shares may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the Commission). If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) business days following the delivery by the Holder to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Shares or Conversion Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Holder as may be required above in this Section 4(e), as directed by the Holder, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Common Stock are Shares or Conversion Shares, credit the aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Holder, a certificate representing such Shares or Conversion Shares that is free from all restrictive and other legends, registered in the name of the Holder or its designee. The Company shall be responsible for payment of any transfer agent fees or DTC fees with respect to any issuance of Shares or Conversion Shares or the removal of any legends with respect to any Shares or Conversion Shares in accordance herewith, including, but not limited to, fees for the opinions of counsel rendered to the transfer agent in connection with the removal of any legends and shall instruct the Company’s counsel to timely issue all such opinions upon the request of Holder.

f.    Legal Opinion of Company Counsel. If the Company’s transfer agent requires an opinion of Company counsel in order to remove the legend pursuant to Section 4(e)(ii) above, Company counsel shall deliver an opinion that the legend can be removed pursuant to the requirements of Rule 144 within 3 business days following the delivery by the Holder of such representations and warranties that Company counsel shall reasonably request, including without limitation that the Holder is not an affiliate of the Company.

g.     Restricted Securities. The Holder understands that: (i) the Shares and Conversion Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Holder, in a form reasonably acceptable to the Company, to the effect that such Shares or Conversion Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration (subject to the Company’s obligations with respect to opinions in the immediately preceding paragraph), or (C) the Holder provides the Company with reasonable assurance that such Shares or Conversion Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Conversion Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Shares or Conversion Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Shares or Conversion Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

5.    Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Holder:

a.    Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Exchange Documents”) and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and, except for any stockholder approval as may be required by NASDAQ Listing Rules in connection with the issuance of the Conversion Shares, no further action is required by the Company, the Board of Directors of the Company or the Company’s stockholders in connection therewith, including, without limitation, the issuance of the New Note, the Shares and the reservation for issuance and issuance of Conversion Shares issuable upon conversion of the New Note have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.    Organization and Qualification. Each of the Company and its subsidiaries (the “Subsidiaries”) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Exchange Documents or (iii) the authority or ability of the Company to perform any of its obligations under any of the Exchange Documents. Other than its Subsidiaries, there is no Person (as defined below) in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

c.    No Conflict. The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the New Note, the Shares and reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below) or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or Bylaws (as defined below) of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of The NASDAQ Capital Market (the “Principal Market”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

d.    No Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date of this Agreement, and neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents. Except as set forth in Schedule I, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.
e.    Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the Exchange Securities is exempt from registration under the Securities Act. The offer and issuance of the Exchange Securities is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(9) thereof. The Company covenants and represents to the Holder that neither the Company nor any of its Subsidiaries has received, anticipates receiving, has any agreement to receive or has been given any promise to receive any consideration from the Holder or any other Person in connection with the transactions contemplated by the Exchange Documents.
f.    Issuance of Securities. The issuance of the Exchange Securities and the is duly authorized and upon issuance in accordance with the terms of the Exchange Documents shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof. Upon issuance or conversion in accordance with the terms of the New Note, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.
g.    Transfer Taxes. As of the date of this Agreement, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Exchange Securities to be exchanged with the Holder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.
h.    Equity Capitalization. Except as disclosed in the SEC Documents (as defined below): (i) none of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the in the Company’s filings with the Commission (the “SEC Documents”) which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. The Company has furnished to the Holder true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto that have not been disclosed in the SEC Documents.
i.    Shell Company Status. The Company is not and has never been an issuer identified in Rule 144(i)(1) of the Securities Act. The Company is, and has been for a period of at least 90 days, subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

6.     Additional Acknowledgments. The Holder and the Company confirm that the Company has not received any consideration for the transactions contemplated by this Agreement. Pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act and the rules and regulations promulgated thereunder as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule 144, the holding period of the New Note (including the Conversion Shares upon conversion of the New Note) and the Shares tacks back to July 8, 2016, the issue date of the Original Note. The Company agrees not to take a position contrary to this paragraph.

7.	Miscellaneous.

a.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. All of the rights of Holder and obligations of Company set forth herein shall be equally applicable to successors and assigns of Holder to the same extent as if named herein directly, upon the assignment of all or any portion of the New Note to such succor or assign.

b.Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
c.Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
d.Counterparts/Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.
e.Notices. Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile, to the respective parties as set forth below, or to such other address as either party may notify the other in writing.

If to the Company, to:	Function (X), Inc.
902 Broadway, 11th Floor
New York, NY 10010
Attention: Chief Executive Officer

If to Holder, to the address set forth on the signature page of the Holder
f.Expenses. Except as otherwise set forth herein, the parties hereto shall pay their own costs and expenses in connection herewith.
g.Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.
h.Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

i.    Reporting Status. For the period beginning on the date hereof and ending on the later of (i) two (2) years from the date hereof; (ii) the date the New Note is no longer outstanding and (iii) the date no Shares or Conversion Shares are held by Holder or any successors or assigns of Holder (the “Restricted Period”), the Company shall timely file all reports required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company shall continue to timely file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise no longer require or permit such filings. At any time during the period commencing from the date hereof and ending at such time that all of the shares of Common Stock issuable upon conversion of the New Note (the “Underlying Shares’) may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to Holder’s other available remedies, the Company shall pay to Holder, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Underlying Shares, an amount in cash equal to one percent (1.0%) of the greater of (x) the product of (A) the aggregate number of shares of Underlying Shares to which the Holder is entitled pursuant to conversion of the New Note then held and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the day of a Public Information Failure; and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required  for Holder to transfer the Underlying Shares pursuant to Rule 144.  The payments to which Holder shall be entitled pursuant to this Section 7(i) are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) business day after the event or failure giving rise to the Public Information Failure Payments is cured.  In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit Holder’s right to pursue actual damages for the Public Information Failure, and Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. “Closing Sale Price” means, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, L.P. (“Bloomberg”), or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.
j.    Listing. The Company shall use reasonable best efforts to promptly secure the listing or designation for quotation (as the case may be) of all of the Conversion Shares upon the Principal Market or any other national securities exchange or automated quotation system, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) (but in no event later than the date of this Agreement) and shall use reasonable best efforts to maintain such listing or designation for quotation (as the case may be) of all Conversion Shares from time to time issuable under the terms of this Agreement on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Market, the Nasdaq Global Select Market, the Nasdaq Capital Market, the OTCQB or the OTCQX or any successor thereto (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 7(j).
k.    Pledge of Securities. The Company acknowledges and agrees that the Exchange Securities, Shares and Conversion Shares may be pledged by the Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Exchange Securities, Shares or Conversion Shares. The pledge of Exchange Securities, Shares or Conversion Shares shall not be deemed to be a transfer, sale or assignment of the Exchange Securities, Shares or Conversion Shares hereunder, and if the Holder effects a pledge of Exchange Securities, Shares or Conversion Shares it shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Exchange Securities, Shares or Conversion Shares may reasonably request in connection with a pledge of the Exchange Securities, Shares or Conversion Shares to such pledgee by the Holder.
l.    Shareholder Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other person that Holder is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Holder could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving the Exchange Securities or Conversion Securities under the Exchange Documents or under any other agreement between the Company and the Holder.
m.    Securities Laws Disclosure; Publicity. The Company shall by 8:30 a.m. (New York City time) (a) on the first (1st) Business Day after this Agreement has been executed, issue a press release disclosing the material terms of the transactions contemplated hereby and (b) within four (4) Business Days after this Agreement has been executed, file a Current Report on Form 8-K with the SEC, including the Exchange Documents as exhibits thereto (the “8-K Filing”). From and after the issuance of such press release and the filing of the 8-K Filing, the Company shall have publicly disclosed all material, non-public information delivered to the Holder by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents. The Company and Holder shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither shall issue any such press release or otherwise make any such public statement without the prior consent of the other, which consent shall not unreasonably be withheld. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Holder, or include the name of Holder in any filing with the SEC or any regulatory agency, without the prior written consent of Holder, except to the extent such disclosure is required by law in which case the Company shall provide the Holder with prior notice of such disclosure or if such disclosure is pursuant to the Registration Rights set forth herein and the Registration Rights Agreement. The Company understands that any such disclosure shall cause irreparable harm and Holder shall be entitled to injunctive relief and liquidated damages in connection therewith.
n.     Integration. The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the Exchange Securities or Conversion Securities in a manner that would require the registration under the Securities Act of the Exchange Securities or Conversion Securities.
o.    Reservation of Securities.
(i)    The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Exchange Documents in such amount as may then be required to fulfill its obligations in full under the Exchange Documents, but not less than 125% of the maximum number of shares of Common Stock issuable pursuant to the Exchange Documents (the “Required Minimum”).
(ii)     If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall approve the amendment of the Company’s Certificate of Incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum and submit such amendment to the Company’s stockholders for approval, as soon as possible and in any event not later than the 60th day after such date.
(iii)    The Company shall, if applicable: (i) in the time and manner required by the Principal Market on which the Company’s Common Stock is then primarily traded (the “Principal Market”), prepare and file with such Principal Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Principal Market as soon as possible thereafter, (iii) provide to the Subscribers evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Principal Market or another Principal Market. The Company will then take all commercially reasonable action necessary to continue the listing or quotation and trading of its Common Stock on a Principal Market for as long as any Subscriber holds Securities, and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market at least until five years after the Closing Date. In the event the aforedescribed listing is not continuously maintained for five years after the Closing Date (a “Listing Default”), then in addition to any other rights the Subscribers may have hereunder or under applicable law, on the first day of a Listing Default and on each monthly anniversary of each such Listing Default date (if the applicable Listing Default shall not have been cured by such date) until the applicable Listing Default is cured, the Company shall pay to each Subscriber an amount in cash, as partial liquidated damages and not as a penalty, equal to one (1%) percent of the Aggregate Purchase Price of Shares or Conversion Shares calculated on an “as converted” basis, as the case may be, held by such Subscriber on the date of a Listing Default. If the Company fails to pay any liquidated damages pursuant to this Section in a timely manner, the Company will pay interest thereon at a rate of 1.5% per month (pro-rated for partial months) to the Subscriber, up to a maximum of sixteen (16%) percent for such interest and liquidated damages amounts, collectively.
p.     Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Exchange Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide Holder or its agents or counsel with any information that the Company believes constitutes or could constitute material non-public information, and Holder agrees, and shall direct its agents and counsel not to, request any material non-public information from the Company or any Person acting on its behalf, unless prior thereto Holder shall have executed a written agreement with the Company regarding the willingness to accept receipt of such material non-public information and acknowledges the confidentiality and use of such information and the Company’s covenant to file a further SEC filing or report and the period in which such information shall remain confidential or be required to not be disclosed. The Company understands and confirms that Holder shall be relying on the foregoing covenant in effecting transactions in securities of the Company. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company and Holder or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and Holder or any of its affiliates on the other hand, shall terminate.
q.    Limitations on Issuances and Financings. During the Restricted Period, except with respect to (i) financing the Company’s general working capital needs of up to $1,000,000 and (ii) advances with respect to any line of credit with Robert F.X. Sillerman or his affiliates (“RFXS”) which is in effect on the date of this Agreement, the Company shall not incur any indebtedness whose principal purpose is for financing the business or operations of the Company or any affiliate of the Company (or modify any of the foregoing which may be outstanding) to any person or entity, without the express written consent of the Holder.
r.    Capital Changes. During the Restricted Period, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without ten (10) days prior written notice to Holder, unless such reverse split is made in conjunction with the listing of the Common Stock on a national securities exchange or maintaining compliance with such listing.
s.    Subsequent Equity Sales. During the Restricted Period, except for Excepted Issuances, the Company will not, without the consent of Holder: (A) enter into any Equity Line of Credit or similar agreement, nor issue nor agree to issue any common stock, Common Stock Equivalents, floating or Variable Priced Equity Linked Instruments nor any of the foregoing or equity with price reset rights (subject to adjustment for stock splits, distributions, dividends, recapitalizations and the like) (collectively, the “Variable Rate Transaction”).   For purposes hereof, “Equity Line of Credit” shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, and “Variable Priced Equity Linked Instruments” shall include: (1) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (i) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (ii) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since date of initial issuance, and (2) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions) and (B) issue any equity or equity-linked convertible securities with an exercise or conversion price lower than the then applicable Conversion Price per share.  For purposes of determining the total consideration for a convertible instrument (including a right to purchase equity of the Company) issued, subject to an original issue or similar discount or which principal amount is directly or indirectly increased after issuance, the consideration will be deemed to be the actual cash amount received by the Company in consideration of the original issuance of such convertible instrument. “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock. “Excepted Issuances” shall mean (i) the issuance of shares of Common Stock or options to purchase Common Stock issued to directors, officers, employees or consultants of the Company pursuant to any Approved Stock Plan, provided that the exercise price of any such options is not lowered after issuance by subsequent amendment thereof, none of such options are amended subsequent to issuance to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are subsequent to issuance otherwise materially changed in any manner that adversely affects any of the Holders; (ii) the issuance of shares of Common Stock issued upon the conversion or exercise of Convertible Securities or contractual agreements (other than options to purchase Common Stock or other equity incentive awards issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion price of any such Convertible Securities (other than options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered by subsequent amendment, none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are subsequently amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Holders; (iii) the Conversion Shares issuable upon conversion of the Shares; and (iv) shares of common stock or securities convertible into shares of common stock for acquisitions of businesses or assets in transactions that are approved by a majority of the Company’s independent directors. “Approved Stock Plan” shall mean any employee benefit plan which has been approved by the board of directors of and stockholders the Company on or prior to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, director or consultant for services provided to the Company in their capacity as such (including, without limitation, any adjustments to the number of shares reserved for issuance thereunder approved by the board of directors and stockholders of the Company prior to the date hereof), “Convertible Securities” shall mean any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock, and “Options” shall mean any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
t.    Approval of Certain Matters. The Company has obtained the consent of RFXS and shall, within ten (10) days of the date hereof, prepare and file with the Commission a preliminary information statement on Form 14C needed for approval of proposals that authorize the issuance in accordance with NASDAQ Rule 5635(d) at a price reflecting the Exchange Securities, and as soon as practicable mail to its stockholders a definitive information statement authorizing such action which may include such additional matters as the Company reasonably determines provided such matters will not result in any material delay in the effectiveness of such action.
(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

FUNCTION (X), INC.

By:____________________________________
Name:
Title:

HOLDER: BARRY HONIG, AS COLLATERAL AGENT

By:____________________________________

Address for Notices:
555 South Federal Highway, Suite 450, Boca Raton, Florida 33432Address for delivery :

555 South Federal Highway, Suite 450, Boca Raton, Florida 33432

EXHIBIT A

Certificate of Designation for Series F Convertible Preferred Stock

EXHIBIT B

Form of New Note

SCHEDULE I

1.
In March 2017, the Company received a phone call from NASDAQ informing it that in order to maintain compliance with NASDAQ Listing Rules, the Company would be required to have an annual meeting of its stockholders by June 30, 2017.

2.
On April 7, 2017, the Company received written notice from NASDAQ indicating that the Company did not maintain a minimum closing bid price of $1.00 per share, as required by NASDAQ Listing Rule 5550(a)(2), for the preceding 30 business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided with a cure period of 180 calendar days, or until October 4, 2017, to regain compliance with the Rule.

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